Exhibit 99.2

© 2019 by Genesis Healthcare, Inc. All Rights Reserved. A leading provider of post-acute services May 2019

Safe Harbor Statement Certain statements in this presentation regarding the expected benefits of future opportunities for the Company and any other statements regarding the Company’s future expectations, beliefs, goals, strategies or prospects contained in this presentation constitute “forward-looking statements” under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be preceded by, followed by or include the words “may,” “will,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “could,” “might,” or “continue” or the negative or other variations thereof or comparable terminology. A number of important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements, including changes in the Company’s reimbursement rates; healthcare reform legislation; the impact of government investigations and legal actions against the Company’s centers and other factors described in the most recent Annual Report on Form 10-K of the Company and elsewhere in the Company’s filings with the Securities and Exchange Commission. You should not place undue reliance on any of these forward- looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any such statement to reflect new information, or the occurrence of future events or changes in circumstances. References made in this presentation to "Genesis," "the Company," "we," "us" and "our" refer to Genesis Healthcare, Inc. and each of its wholly-owned companies. 2

. Genesis Overview .. Financial Review Agenda

Genesis Overview Genesis HealthCare is now one of the largest providers of post-acute care services in the nation. Publicly Traded Ticker: GEN ~60,000 dedicated teammates ~ 50,000 beds Operating Occupancy 86.8% as of March 31, 2019 Competitive Strengths .. More than 400 facilities across 29 states .. Approximately 200 clinical specialty units. .. More than 450 Genesis physicians and nurse practitioners. .. Strong referral network with hospitals. .. Genesis also supplies contract rehabilitation services to 1,200+ locations across 46 states. 4

. More than 400 SNF and ALF facilities across 29 states .. Top 5 states by licensed beds:  NJ: 11.1%  PA: 10.1%  MD: 8.0%  CA: 7.6%  MA: 7.4% 5 Operating With Geographic Scale and Scope .. Geographic density = operating efficiencies, strong hospital relations & coordinated sales/marketing strategies .. Geographic diversity reduces regulatory risk

Advantages of National Scale – … with regional & local focus … 6 Advantages Examples Contracting with National Payors • United Healthcare and Aetna Ability to Invest in Technology & Innovation • BPCI and MSSP • Industry leading technology platforms Purchasing Power • Cost efficiencies • Major vendor contracts • Employee benefit cost and administration Regional and Local Focus • Hospital relationships • Local knowledge • Operate 4 regional offices Investment in Enhanced Clinical Capabilities • Leadership • Genesis Physician Services

Differentiation Through Specialization 7 PowerBack 100% ShortStay. Aggressive, highly personalized - designed to get patients home sooner Transitional Care Units (TCU) A rapid recovery option for patients requiring post-acute rehab and medical services due to illness, surgery or injury Memory Support (Alzheimer’s) Offers a safe, secure, home-like environment with consistent staff to promote relationships and stable family atmosphere Ventilator Unit Designed for patients who need short-term or continuous ventilator care or rehab Dialysis On-site for patients requiring treatment for end-stage renal disease along with skilled care (includes bed-side dialysis) Clinical Specialty Unit Breakdown by Type Total Specialty Units: 192 Strategic investments in sub-acute specialty units help differentiate Genesis 11 10166 14 11 PowerBack TCU Memory Support Vent Dialysis As of May 2019

Genesis Physician Services .. Group practice specializing in sub-acute, skilled nursing & long-term care .. Dedicated Medical Directors & full-/ part-time Attending Physicians and APPs .. Clinical care partners for the entire Genesis care team .. 83% of facility admissions are seen by GPS providers (where a GPS presence exists) .. Nearly 700,000 patient visits annually .. Genesis HealthCare ACO selected to participate in MSSP .. Targeting close to 500 contracted physicians to join GPS and ACO as part of expansion strategy .. Dr. Richard Feifer, President and Chief Medical Officer of GPS 8 Overview Full and Part-Time Provider Growth 0 50 100 150 200 250 300 350 400 450 500 59 77 105 134 165 204 215 246 264 262 83 98 122 135 141 156 155 179 197 190 APPs Physicians 142 175 227 269 306 360 370 425 461 452

Investment Case for Joint Venture Structures 9 Transaction Summary – Next Healthcare Capital Partnership with Genesis – closed Jan 31, 2019 • Welltower sells 22 Genesis leased centers - 7 to a new owner operator and 15 to a new real estate partnership (Next GEN) owned 54% by Next Healthcare Capital and 46% by Genesis. • Genesis receives $21 m for its leasehold rights in the 7 divested underperforming centers. Genesis uses $16 m to fund its investment in the Next GEN partnership and $5 million for general working capital needs of Genesis. • Of the 22 centers, Next GEN acquires 15 centers from Welltower for 8.95% cap rate to rent. • Genesis enters into a lease with Next GEN for the 15 centers with same rent previously paid to Welltower, but with no rent escalators for first five years, 2% thereafter (vs 2% under Welltower lease). • Genesis has fixed price purchase option to acquire the real estate of the 15 Next GEN centers at the following premiums over acquisition cost: Year 5 +20%; Year 6 +15%; Year 7 +10%

Investment Case for Joint Venture Structures, cont’d 10 Transaction Highlights: • Sold 7 underperforming leaseholds with rent escalators - exchanged for 46% interest in real estate of 15 in-market facilities • Fixed price purchase option provides opportunity to participate in upside accretion in real estate value • Prior to exercise of purchase option in Year 7: • Year one free cash flow accretive $3.5 million • Day one liquidity enhancing $5 million • Undiscounted value of 5 year rent escalator holiday through year 7 of lease $7.3 m • Pro Forma projection following exercise of purchase option in Year 7: • Equity value to GEN of purchase option and interest in real estate - $34 million (1) • 46% reduction in cash fixed charges in Year 8, or $8 million (2) (1) Assumes 2.5% annual EBITDAR growth at 8.5x valuation multiple (2) Assumes purchase of real estate is financed at weighted average cost of debt capital of approximately 5%

. Genesis Overview .. Financial Review Agenda

12 Improving Same-Store Growth Trends 1Q19 4Q18 3Q18 Occupancy 0.50% 0.30% -0.40% Inpatient Revenue 0.50% 0.85% -0.60% Adjusted EBITDAR 6.50% 6.50% 2.60% Quarter over prior year quarter comparisons

13 Adjusted EBITDAR less cash rents (in mils) • Declined y-o-y from 2015- 2017 due to industry-wide pressures. • Financial restructuring produced growth beginning in 1Q18. • The sharp increase beginning 3Q18 marked the first periods of organic Adjusted EBITDAR growth since 2015.

14 Adjusted EBITDAR - Organic Trends – 2018 to 2019 • Q1 2019 Organic Adjusted EBITDAR growth led by: • Aggressive cost management • Improved labor efficiency • A series of permanent cost reductions implemented in July 2018 • Total annual cost reductions of $50 million to be fully realized by end 2Q19 • $12 million of the cost reductions realized in 1Q19. • Organic business performance improved w/ more favorable occupancy trends • Current portfolio under operation more stable following over 100 facility divestitures in past two years

15 Same Store Avg. Daily Census Trends – Jan ‘15 to Apr ‘19 • Over the past 3 years, Genesis and the industry have experienced y-o-y declines in occupancy / average daily patients. • For Genesis, this y-o-y negative trend peaked in the June / 2Q17 period. • Since 2Q17, Genesis’s rate of y-o- y average daily patient decline has shown significant deceleration, with 4Q18 making the first period of y-o-y growth.

16 Same Store Average Daily Census Trends – April 2, 2019 – May 2, 2019 Same store average daily census continue to show y-o-y growth through May 2, 2019

Priorities in 2019 17  Continue to improve capital structure  Capitalize on opportunities to reduce leverage and cost of capital  Execute on transactions involving the ability to repurchase real estate  Continue to execute on opportunities to optimize the portfolio  Exit non-core markets with insufficient density to compete  Exit unprofitable markets  Selectively increase density in core markets  Ensure readiness and smooth transition to PDPM effective October 1, 2019  Position the Company for long-term success as negative trends begin to ease

Appendix

Appendix 19 RECONCILIATION OF NET LOSS ATTRIBUTABLE TO GENESIS HEALTHCARE, INC. TO EBITDA AND ADJUSTED EBITDA (UNAUDITED) (IN THOUSANDS) Three months ended March 31, 2019 2018 Net loss attributable to Genesis Healthcare, Inc. $ (15,263) $ (68,538) Adjustments to compute EBITDA: Net loss attributable to noncontrolling interests (9,819) (40,135) Depreciation and amortization expense 38,195 51,503 Interest expense 51,516 115,037 Income tax expense 51 347 EBITDA 64,680 58,214 Adjustments to compute Adjusted EBITDA: Loss on early extinguishment of debt — 10,286 Other (income) loss (16,917) 68 Transaction costs 1,261 12,095 Long-lived asset impairments — 28,360 Severance and restructuring 1,446 2,841 Losses of newly acquired, constructed, or divested businesses 1,879 3,100 Stock-based compensation 2,087 2,427 Regulatory defense and related costs — 156 Adjusted EBITDA $ 54,436 $ 117,547 Additional lease payments not included in GAAP lease expense $ 13,567 $ 77,932 Total cash lease payments made pursuant to operating leases, finance leases and financing obligations 107,628 111,003

Appendix 20 RECONCILIATION OF NET LOSS ATTRIBUTABLE TO GENESIS HEALTHCARE, INC. TO ADJUSTED EBITDAR (UNAUDITED) (IN THOUSANDS) Three months ended March 31, 2019 2018 Net loss attributable to Genesis Healthcare, Inc. $ (15,263) $ (68,538) Adjustments to compute Adjusted EBITDAR: Net loss attributable to noncontrolling interests (9,819) (40,135) Depreciation and amortization expense 38,195 51,503 Interest expense 51,516 115,037 Income tax expense 51 347 Lease expense 94,061 33,071 Loss on early extinguishment of debt — 10,286 Other (income) loss (16,917) 68 Transaction costs 1,261 12,095 Long-lived asset impairments — 28,360 Severance and restructuring 1,446 2,841 Losses of newly acquired, constructed, or divested businesses 1,879 3,100 Stock-based compensation 2,087 2,427 Regulatory defense and related costs — 156 Adjusted EBITDAR $ 148,497 $ 150,618

Appendix 21 EBITDA We believe EBITDA is useful to an investor in evaluating our operating performance because it helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (interest expense) and our asset base (depreciation and amortization expense) from our operating results. In addition, covenants in our debt agreements use EBITDA as a measure of financial compliance. Adjustments to EBITDA We adjust EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, in the case of Adjusted EBITDA. We believe that the presentation of Adjusted EBITDA, when combined with GAAP net loss attributable to Genesis Healthcare, Inc., and EBITDA, is beneficial to an investor’s complete understanding of our operating performance. In addition, such adjustments are substantially similar to the adjustments to EBITDA provided for in the financial covenant calculations contained in our lease and debt agreements. We adjust EBITDA for the following items:  Loss on early extinguishment of debt. We recognize gains or losses on the early extinguishment of debt when we refinance our debt prior to its original term, requiring us to write-off any unamortized deferred financing fees. We exclude the effect of gains or losses recorded on the early extinguishment of debt because we believe these gains and losses do not accurately reflect the underlying performance of our operating businesses.  Other (income) loss. We primarily use this income statement caption to capture gains and losses on the sale or disposition of assets. We exclude the effect of such gains and losses because we believe they do not accurately reflect the underlying performance of our operating businesses.  Transaction costs. In connection with our acquisition and disposition transactions, we incur costs consisting of investment banking, legal, transaction-based compensation and other professional service costs. We exclude acquisition and disposition related transaction costs expensed during the period because we believe these costs do not reflect the underlying performance of our operating businesses.  Long-lived asset impairments. We exclude non-cash long-lived asset impairment charges because we believe including them does not reflect the ongoing performance of our operating businesses. Additionally, such impairment charges represent accelerated depreciation expense, and depreciation expense is also excluded from EBITDA.  Severance and restructuring. We exclude severance costs from planned reduction in force initiatives associated with restructuring activities intended to adjust our cost structure in response to changes in the business environment. We believe these costs do not reflect the underlying performance of our operating businesses. We do not exclude severance costs that are not associated with such restructuring activities.

Appendix 22  Losses of newly acquired, constructed or divested businesses. The acquisition and construction of new businesses is an element of our growth strategy. Many of the businesses we acquire have a history of operating losses and continue to generate operating losses in the months that follow our acquisition. Newly constructed or developed businesses also generate losses while in their start-up phase. We view these losses as both temporary and an expected component of our long-term investment in the new venture. We adjust these losses when computing Adjusted EBITDA in order to better analyze the performance of our mature ongoing business. The activities of such businesses are adjusted when computing Adjusted EBITDA until such time as a new business generates positive Adjusted EBITDA. The divestiture of underperforming or non-strategic facilities is also an element of our business strategy. We eliminate the results of divested facilities beginning in the quarter in which they become divested. We view the income or losses associated with the wind-down of such divested facilities as not indicative of the performance of our ongoing operating business.  Stock-based compensation. We exclude stock-based compensation expense because it does not result in an outlay of cash and such non-cash expenses do not reflect the underlying performance of our operating businesses.  Regulatory defense and related costs. We exclude the costs of investigating and defending the inherited legal matters associated with prior transactions. We believe these costs are non-recurring in nature as they will no longer be recognized following the final settlement of these matters. Also, we do not believe the excluded costs reflect underlying performance of our operating businesses. See the reconciliation of net loss attributable to Genesis Healthcare, Inc. to EBITDA and Adjusted EBITDA included herein. Adjusted EBITDAR We use Adjusted EBITDAR as one measure in determining the value of prospective acquisitions or divestitures. Adjusted EBITDAR is also a commonly used measure to estimate the enterprise value of businesses in the healthcare industry. In addition, financial covenants in our lease agreements use Adjusted EBITDAR as a measure of compliance. The adjustments made and previously described in the computation of Adjusted EBITDA are also made when computing Adjusted EBITDAR. See the reconciliation of net loss attributable to Genesis Healthcare, Inc. to Adjusted EBITDAR included herein.